UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2011

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755

(Address of principal executive offices)

(603) 640-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

This Current Report on Form 8-K/A amends Item 5.07 of the Current Report on Form 8-K filed by White Mountains Insurance Group, Ltd. (the “Company”) with the Securities and Exchange Commission on May 31, 2011 (the “Original Filing”) with respect to the reporting of voting results for “Proposal 9 - Advisory vote on the frequency of future advisory votes on executive compensation”.

At the time of the Original Filing, the Board of Directors had not yet determined the frequency with which shareholder votes on executive compensation would be held. In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Company’s Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: October 12, 2011	By:	/s/ J. BRIAN PALMER
J.Brian Palmer
Vice President and
Chief Accounting Officer